UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): MAY 27, 2003


                                 ARTISOFT, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                      000-19462                86-0446453
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


          5 CAMBRIDGE CENTER
       CAMBRIDGE, MASSACHUSETTS                                     02142
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (617) 354-0600


                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     Artisoft, Inc. (the "Company") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Company's press release dated May 27, 2003, announcing that its stock will continue to be listed on the Nasdaq SmallCap Market via a temporary exception from the minimum shareholders' equity continued listing requirement. The temporary exception was granted by the Nasdaq listing qualifications panel reviewing the Company's request for continued listing. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     None.

(b)  PRO FORMA FINANCIAL INFORMATION.

     None.

(c)  EXHIBITS.


     EXHIBIT NO.    DESCRIPTION
     -----------    -----------
        99.1        Press release dated May 27, 2003.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARTISOFT, INC.

                                        By: /s/ Duncan G. Perry
                                            ----------------------------
                                        Name:  Duncan G. Perry
Date: May 27, 2003                      Title: Chief Financial Officer

                                  EXHIBIT INDEX

     EXHIBIT NO.         DESCRIPTION
     -----------         -----------

        99.1             Press release dated May 27, 2003